UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		November 9, 2010

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2010, the Compensation Committee of the Board of Directors of The North American Coal Corporation, a wholly-owned subsidiary of NACCO Industries, Inc., adopted Amendment No. 4 (the “Amendment”) to The North American Coal Corporation Value Appreciation Plan For Years 2006 to 2015 (the “Plan”).

The Amendment amends the terms of the Plan by, among other things, adding (i) claw back provisions for Plan awards and (ii) special payment provisions for Plan awards that are attributable to the Liberty Fuels project.

The Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is hereby incorporated herein by reference thereto. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 4 to The North American Coal Corporation Value Appreciation Plan for Years 2006 to 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 12, 2010		NACCO INDUSTRIES, INC.

		By:	/s/ Charles A. Bittenbender
Name: Charles A. Bittenbender
Title: Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 4 to The North American Coal Corporation Value Appreciation Plan for Years 2006 to 2015